UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2018 (January 31, 2018)

iPic Entertainment Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38380	82-3129582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mizner Park 433 Plaza Real, Ste. 335 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 886-3232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2018, iPic-Gold Class Entertainment LLC (“IGCE”), together with its direct parent, iPic Gold Class Holdings LLC (“Holdings”), and each of its wholly-owned subsidiaries entered into the Second Amended and Restated Master Loan and Security Agreement (the “Second A&R Loan Agreement”) with The Employees’ Retirement System of Alabama and The Teachers’ Retirement System of Alabama, as lenders (the “Lenders”).

The Second A&R Loan Agreement is secured by a first priority security interest in all assets of IGCE and its wholly-owned subsidiaries, together with an assignment and pledge of the equity interests of IGCE by Holdings.  Pursuant to the Second A&R Loan Agreement, the Lenders have committed to lend to IGCE, subject to the satisfaction or waiver of the conditions set forth therein, funds in an aggregate amount up to $225,828,169 (the “Loan Facility”), of which approximately $160,602,981 has been borrowed to date.  Borrowings under the Loan Facility are made under one of three tranches (hereinafter, “Tranche 1,” “Tranche 2” or “Tranche 3”).  As of the date hereof, the Tranche 1 commitment amount of $15,828,169 has been fully borrowed against, and the Tranche 2 commitment amount of $24,000,000 has been fully borrowed against.  The Tranche 3 commitment amount of $186,000,000 has been borrowed against in an amount equal to $120,774,812.  Unless otherwise agreed by the Lenders, proceeds of advances under the Loan Facility are to be used solely to fund up to 80% of eligible project costs in accordance with the terms of the Second A&R Loan Agreement.  As a condition to any advance, IGCE is required to provide funding for the applicable project costs in an amount equal to 25% of the amount of any such advance.  IGCE is also required to achieve certain operating targets to borrow under the Loan Facility, including satisfaction of a minimum EBITDA requirement.

Interest on the Loan Facility is due and payable on January 1 and July 1 of each year (each, an “Interest Payment Date”).  With respect to any particular advance funding a particular project, interest on such advance does not become due and payable until the first scheduled Interest Payment Date following the earlier to occur of (1) the date that is six months following the opening of the individual project funded by proceeds of such advance, or (2) the date which is twenty-one months following such advance.  The Tranche 1 and Tranche 2 borrowings initially bore interest at a rate equal to 5.00%, with annual increases of 50 basis points, subject to a cap of 8.00% per annum, which is the current interest rate of Tranche 1 and Tranche 2.  The Tranche 3 borrowings bear interest at a fixed rate of 10.50% per annum.

The Second A&R Loan Agreement requires certain mandatory prepayments of outstanding loans in an amount equal to 80% of Excess Cash Flow (as defined in the Second A&R Loan Agreement).

The Second A&R Loan Agreement contains a number of restrictive covenants that, among other things, restrict the ability of Holdings, IGCE and its subsidiaries to, subject to specified exceptions, incur debt, engage in new lines of business, incur liens, engage in mergers, consolidations or similar transactions, dispose of assets other than in the ordinary course of business, make investments, loans, advances and acquisitions, enter into non-ordinary course transactions above a certain threshold and enter into transactions with affiliates.  In addition, the Second A&R Loan Agreement contains various events of default, including, subject to specific exceptions, failure to make payments of interest or principal when and as due, the voluntary filing of a petition in bankruptcy by Holdings, IGCE or any of its subsidiaries, or a materially adverse change in the financial condition or prospects of Holdings, IGCE or any subsidiary, as evidenced by an inability of the projects in the aggregate to generate revenue necessary for the continued operation of such projects.

The foregoing description of the Second A&R Loan Agreement is qualified in its entirety by reference to the Second A&R Loan Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity.

On January 31, 2018, Holdings entered into a subscription agreement (the “Subscription Agreement”) with Regal/Atom Holdings, LLC, a Delaware limited liability company (“Regal”). Under the Subscription Agreement, Holdings issued to Regal 135,722 membership units of Holdings (the “Membership Units”) at a price per Membership Unit of $18.42 for aggregate consideration of $2,499,999.20.

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The offer and sale of the Membership Units described above was completed pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, Section 4(a)(2) thereof and Regulation D promulgated thereunder.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the Subscription Agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2018, in connection with the pricing of the initial public offering of its Class A Common Stock (the “IPO”), iPic Entertainment Inc. (the “Company”) filed its Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware, which became effective the same day. The Charter, among other things, provides that the Company’s authorized capital stock consists of 100,000,000 shares of Class A common stock, par value $0.0001 per share; 25,000,000 shares of Class B common stock, par value $0.0001 per share; and 10,000,000 shares of preferred stock, par value $0.0001 per share. A summary of certain provisions of the Charter is set forth under the caption “Description of Securities” in the Offering Circular (the “Offering Circular”) contained in the Company’s Offering Statement on Form 1-A (File No. 024-10773), filed by the Company on January 29, 2018. Such description is incorporated by reference herein. The Charter is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

On January 31, 2018, in connection with the pricing of the IPO, the Company also adopted its Amended and Restated Bylaws (the “Bylaws”). A summary of certain provisions of the Bylaws is set forth under the caption “Description of Securities” in the Offering Circular. Such description is incorporated by reference herein. The Bylaws are attached hereto as Exhibit 3.2, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release announcing the closing of the IPO, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

None of the information furnished in this Item 7.01 hereto (including Exhibit 99.1) shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this Item 7.01 (including Exhibit 99.1) shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company, dated as of January 31, 2018.

3.2	Amended and Restated Bylaws of the Company, effective as of January 31, 2018.

10.1	Second Amended and Restated Master Loan and Security Agreement with The Teachers’ Retirement System of Alabama and the Employees Retirement System of Alabama, dated February 1, 2018.

10.2	Subscription Agreement by and between iPic Gold Class Holdings LLC and Regal/Atom Holdings, LLC, dated January 31, 2018.

99.1	Press Release, dated February 1, 2018, issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2018	IPIC ENTERTAINMENT INC.

	By:	/s/Paul Safran
Paul Safran Senior Vice President, General Counsel and Secretary

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